                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1995 95-5 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1995 to July 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of August, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Assistant Vice President and
                                    Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995


                                       CUSIP #'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                                       TRUST ACCOUNT #3334296-0
                                       REMITTANCE DATE:  8/15/95


                                                 Total $          Per $1,000
                                                  Amount            Original
                                              -------------     ---------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $5,135,371.56
 (b) Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00
 (c) Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                              0.00

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Interest                  236,347.22          4.29722218
          b. Class A-2 Interest                  318,969.44          4.36944438
          c. Class A-3 Interest                  225,694.44          4.51388880
          d. Class A-4 Interest                  276,466.67          4.76666672
          e. Class A-5 Remittance Rate
             (6.90%, unless Weighted Average
             Contract Rate is below 6.90%)             6.90%
          f. Class A-5 Interest                  274,083.33          4.98333327
          g. Class A-5 Remittance Rate
             (7.30%, unless Weighted Average
             Contract Rate is below 7.30%)             7.30%
          h. Class A-5 Interest                  437,320.00          5.23611111

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                  .00                 .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                  .00                 .00
B.   Principal
     (5) Formula Principal Distribution
         Amount                                2,823,341.36                 N/A
         a. Scheduled Principal                  445,748.56                 N/A
         b. Principal Prepayments              2,377,592.82                 N/A
         c. Liquidated Contracts                        .00                 N/A
         d. Repurchases                                 .00                 N/A

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995



                                   CUSIP #'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                                   TRUST ACCOUNT #3334296-0
                                   REMITTANCE DATE:  8/15/95

  (6)   Pool Scheduled Principal
        Balance                                 448,410,630.62    993.74306556
 (6a)   Pool Factor                                  .99374307
  (7)   Unpaid Class A Principal Shortfall
        (if any)following prior Remittance
        date                                               .00
  (8)   Class A Percentage for such Remittance
        Date (Until Class B Cross-Over Date,
        and on each Remittance Date thereafter
        unless each Class B Principal
        Distribution Test is satisfied, equals
        A Principal Balance and the Class M-1
        Principal Balance divided by (b) the
        Pool Scheduled Principal Balance)                92.00%
  (9)   Class A Percentage for the following
        Remittance Date                                  91.95%
 (10)   Class A Principal Distribution:
        a.  Class A-1                             2,823,341.38     51.33347964
        b.  Class A-2                                      .00             .00
        c.  Class A-3                                      .00             .00
        d.  Class A-4                                      .00             .00
        e.  Class A-5                                      .00             .00
        f.  Class A-6                                      .00             .00

 (11)   Class A-1 Principal Balance              52,176,658.62    948.66652036
(11a)   Class A-1 Pool Factor                        .94866652

 (12)   Class A-2 Principal Balance              73,000,000.00    1000.0000000
(12a)   Class A-2 Pool Factor                       1.00000000

 (13)   Class A-3 Principal Balance              50,000,000.00    1000.0000000
(13a)   Class A-3 Pool Factor                       1.00000000

 (14)   Class A-4 Principal Balance              58,000,000.00    1000.0000000
(14a)   Class A-4 Pool Factor                       1.00000000

 (15)   Class A-5 Principal Balance              55,000,000.00    1000.0000000
(15a)   Class A-5 Pool Factor                       1.00000000

 (16)   Class A-6 Principal Balance              83,520,000.00    1000.0000000
(16a)   Class A-6 Pool Factor                       1.00000000

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995

                                     CUSIP#'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                                     TRUST ACCOUNT #3334296-0
                                     REMITTANCE DATE:  8/15/95

   (17) Unpaid Class A Principal Shortfall
        (if any) following current Remittance
        Date                                              .00

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (18) 31-59 days                                      708,109.16          17

   (19) 60 days or more                                  49,925.23           1

   (20) Current Month Repossessions                           0.00           0

   (21) Repossession Inventory                                0.00           0

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in August 1999)

   (22) Average Sixty-Day Delinquency Ratio Test

        (a) Sixty-Day Delinquency Ratio for current
            Remittance Date                                                .01%

        (b) Average Sixty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 3.5%)                                  .003%

   (23) Average Thirty-Day Delinquency Ratio Test

        (a) Thirty-Day Delinquency Ratio for current
            Remittance Date                                                .05%

        (b) Average Thirty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 5.5%)                                    .0%

   (24) Cumulative Realized Losses Test

        (a) Cumulative Realized Losses for the current Remittance
            Date (as a percentage of Cut-off Date Pool Principal
            Balance; may not exceed 5.5% from August 1, 1999 to
            July 31, 2000, 6.5% from August 1, 2000 to
            July 31, 2001, 8.5% from August 1, 2001 to
            July 31, 2002 and 9.5% thereafter)                               0%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995



                                 CUSIP #'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                                 TRUST ACCOUNT #3334296-0
                                 REMITTANCE DATE:  8/15/95


(25) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date           0

     (b)  Current Realized Loss Ratio (total Realized Losses
          for the most recent three months, multiplied by 4,
          divided by arithmetic average of Pool Scheduled
          Principal Balances for third preceding Remittance
          and for current Remittance Date;
          may not exceed 2.25%)                                         0%

(26) Class B Principal Balance Test

     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance for prior Remittance date (must
          equal or exceed 12%) and the Class B Principal Balance
          as of such Remittance Date is greater than or equal
          to $9,024,679.00                                           8.00%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995
                                    Page 5

                                                             CUSIP#'S 393505-HJ4
                                                        TRUST ACCOUNT #3334296-0
                                                       REMITTANCE DATE:  8/15/95


                                                              Total $            Per $1,000
                                                              Amount              Original
                                                           -------------        ------------
CLASS M1 CERTIFICATES
---------------------
(27)  Amount available (including Monthly
      Servicing Fee)                                          543,149.08

A.    Interest
(28)  Aggregate interest
      a. Class M-1 Remittance Rate (7.65%,
         unless Weighted Average Contract
         Rate is below 7.65%)                                      7.65%
      b. Class M-1 Interest                                   224,370.25           5.52500000

(29)  Amount applied to Class M-1 Interest
       Deficiency Amount                                             .00                    0

(30)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                             .00                    0

(31)  Amount Applied to:
      a. Unpaid Class M-1 Interest Shortfall                         .00                    0

(32)  Remaining:
      a. Unpaid Class M-1 Interest Shortfall                         .00                    0

B.    Principal
(33)  Formula Principal Distribution Amount
      a. Scheduled Principal                                         .00                  N/A
      b. Principal Prepayments                                       .00                  N/A
      c. Liquidated Contracts                                        .00                  N/A
      d. Repurchases                                                 .00                  N/A

(34)  Class M-1 Principal Balance                          40,610,000.00        1000.00000000
(34a) Class M-1 Pool Factor                                   1.00000000

(35)  Class M-1 Percentage after prior
      Remittance Date                                               .00%

(36)  Class M-1 Percentage for such Remittance
      Date                                                          .00%

(37)  Class M-1 Percentage for the following
      Remittance Date                                               .00%

(38)  Class M-1 Principal Distribution:
      a. Class M-1                                                   .00           0.00000000
      b. Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                                        .00

(39)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                                           .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995
                                    Page 5


                                       CUSIP#'S 393505 HK1, HL9
                                       REMITTANCE DATE:  8/15/95


                                                         Total $        Per $1,000
                                                         Amount          Original
                                                     -------------    --------------
Class B1 Certificates
---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly Servicing Fee)                           318,778.83
  (2)  Class B-1 Remittance Rate (7.30% unless
       Weighted Average Contract Rate is
       below 7.30%)                                           7.30%
  (3)  Aggregate Class B1 Interest                       95,163.61        5.27222216
  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                                   .00               .00
  (5)  Remaining unpaid Class B1
       Interest Shortfall                                      .00               .00
  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                       .00
  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                       .00
  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date                .00
  (9)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)                   .00
 (9a)  Class B Percentage for the following
       Remittance Date                                         .00
 (10)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)                  .00
(11a)  Class B1 Principal Shortfall                            .00
(11b)  Unpaid Class B1 Principal Shortfall                     .00
 (12)  Class B Principal Balance                     36,103,972.00
 (13)  Class B1 Principal Balance                    18,050,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  July, 1995
                                    Page 5


                                                 CUSIP#'S 393505 HK1, HL9
                                                 REMITTANCE DATE:  8/15/95


                                                         Total $        Per $1,000
                                                         Amount          Original
                                                     -------------    --------------
Class B2 and C Certificates
---------------------------
 (12)  Remaining Amount Available                       223,615.22

 (13)  Class B-2 Remittance Rate (7.65%
       unless Weighted Average Contract
       Rate is less than 7.65%)                               7.65%

 (14)  Aggregate Class B2 Interest                       99,748.20        5.52500026

 (15)  Amount applied to Unpaid Class
       B2 Interest Shortfall                                   .00               .00

 (16)  Remaining Unpaid Class B2
       Interest Shortfall                                      .00               .00

 (17)  Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date                .00

 (18)  Class B2 Principal Liquidation Loss Amount              .00

 (19)  Class B2 Principal (zero until Class B1
       paid down; thereafter, Class B Percentage
       of Formula Principal Distribution Amount)               .00

 (20)  Guarantee Payment                                       .00

 (21)  Class B2 Principal Balance                    18,053,972.00

 (22)  Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive
       at Amount Available if the Company is or
       Green Tree Financial Corp. is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B2 Distribution Amount; if the Company or
       Green Tree Financial Corp. is the
       Servicer)                                        123,867.02

 (23)  Class C Residual Payment                         176,949.74

 (24)  Class M-1 Interest Deficiency on such
       Remittance Date                                         .00

 (25)  Class B-1 Interest Deficiency on such
       Remittance Date                                         .00

 (26)  Repossessed Contracts                                   .00

 (27)  Repossessed Contracts Remaining
       in Inventory                                            .00

 (28)  Weighted Average Contract Rate                     10.64973